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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-56422, 33-80523, 33-85762, 33-93602, 333-11685,
33-88135 and 333-106422) of Electronics for Imaging, Inc. of our report dated January 21, 2003, except for Note 10, which is as of February 26, 2003, relating to the financial statements and financial statement schedule, which appears in this Form 10-K/A.

/s/ PricewaterhouseCoopers LLP

San Jose, California
August 22, 2003